UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
February 28, 2023
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Zscaler, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-38413 (Commission File Number)	26-1173892 (I.R.S. Employer Identification Number)
120 Holger Way San Jose, California 95134
(Address of principal executive offices and zip code)
(408) 533-0288
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange of which registered
Common Stock, $0.001 Par Value	ZS	The Nasdaq Stock Market LLC

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On March 2, 2023, Zscaler, Inc. (the "Company") issued a press release announcing its financial results for the second fiscal quarter ended January 31, 2023. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.
The information contained in this Item 2.02 and Item 9.01 in this Current Report on Form 8-K, including the accompanying Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.
Item 2.05 Costs Associated with Exit or Disposal Activities.
On March 1, 2023, the Company committed to a plan to restructure and reduce the Company’s workforce as a part of its planned efforts to streamline operations and to align people, roles and projects to the Company’s strategic priorities. In connection with these actions, the Company expects to reduce its worldwide headcount by approximately 3%. The reduction in workforce is expected to be substantially complete by the end of fiscal 2023.
The Company expects to incur aggregate non-recurring charges of approximately $8.0 million to $10.0 million, consisting primarily of employee severance and benefit costs associated with the restructuring. The Company expects that most of these charges will be cash expenditures and that it will recognize the majority of these charges in the third quarter of fiscal 2023. Also included in the indicated range is an immaterial amount of stock-based compensation expense that will be recognized in the third quarter of fiscal 2023 as a result of a modification to allow vesting of certain stock-based awards held by impacted personnel. The estimated charges that the Company expects to incur are subject to a number of assumptions, and actual expenses may differ materially from these estimates. The Company may also incur additional costs not currently contemplated due to unanticipated events that may occur as a result of, or that are associated with, its plan.

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties, including, but not limited to, statements regarding the Company’s expectations regarding the costs, timing and financial impacts of the restructuring and related matters. There are a significant number of factors that could cause actual results to differ materially from statements made in this Current Report on Form 8-K, including, but not limited to, risks related to the Company’s ability to successfully implement its cost-saving initiatives and to capture expected efficiencies; its expectations regarding the impact of such actions on its business, operations and financial condition; the Company’s ability to manage its growth, culture and talent; execution of its plans and strategies; and general economic conditions. Additional risks and uncertainties that could affect the Company’s financial results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth from time to time in the Company’s filings and reports with the Securities and Exchange Commission (“SEC”), including the Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2022 filed on December 7, 2022, as well as future filings and reports by the Company, copies of which are available on the Company’s website at ir.zscaler.com and on the SEC’s website at www.sec.gov. You should not rely on these forward-looking statements, as actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of such risks and uncertainties. Additional information will also be set forth in other filings that the Company makes with the SEC from time to time. All forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date hereof, and the Company does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 28, 2023, the board of directors of the Company (the “Board”), acting upon the recommendation of the Board’s Nominating and Corporate Governance Committee, adopted amended and restated bylaws (the “Amended and Restated Bylaws”), which became immediately effective. The Amended and Restated Bylaws, among other things:

•update and revise the advance notice procedures for the nomination of directors or the proposal of other business at stockholder meetings, including by adding a requirement that a stockholder seeking to nominate director(s) at a meeting of stockholders deliver to the Company reasonable evidence that it has complied with the requirements of Rule 14a-19 of the Securities Exchange Act of 1934, as amended, no later than five business days before the meeting;

•revise certain additional procedures related to stockholder meetings to conform to the provisions of the Delaware General Corporation Law, as recently amended (the “DGCL”);

•revise the provision regarding board action by unanimous written consent in lieu of a meeting to conform to the provisions of the DGCL;

•update various provisions regarding directors, Board committees and officers; and

•make various updates throughout to conform to current Delaware law (including the recent amendments to the DGCL) and to make ministerial changes, clarifications, and other conforming revisions.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Bylaws of Zscaler, Inc., effective February 28, 2023
99.1	Press release dated March 2, 2023
104	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zscaler, Inc.

March 2, 2023	/s/	Remo Canessa
Remo Canessa
Chief Financial Officer